Assumptions
100 PPC to Maturity
Triggers Failing
Defaults in addition to prepay
No advancing
100% severity
6 month lag
Forward LIBOR

Lowest CDR where M7 has principal loss
LIBOR	CDR	Cum Losses
Forward	7.22	15.57%

Lowest CDR where M8 has principal loss
LIBOR	CDR	Cum Losses
Forward	6.55	14.29%

Lowest CDR where M7 has Yield Break
LIBOR	CDR	Cum Losses
Forward	7.75	16.58%

Lowest CDR where M8 has Yield Break
LIBOR	CDR	Cum Losses
Forward	6.99	15.13%